Offerings - Offering: 1	Oct. 16, 2025 USD ($) shares $ / shares
Offering:
Fee Previously Paid	false
Rule 457(a)	true
Security Type	Debt
Security Class Title	Debt Securities(1)
Amount Registered | shares	200,000
Proposed Maximum Offering Price per Unit | $ / shares	1,000.00
Maximum Aggregate Offering Price	$ 200,000,000.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 27,620.00
Offering Note	Represents securities that may be offered and sold from time to time in one or more offerings by USA Opportunity Income One, Inc. (the “Registrant”).There are being registered up to $200,000,000 “USA Real Estate Bonds” consisting of (i) “7% USA Real Estate Bonds,” (ii) “8% USA Real Estate Bonds,” (iii) “10% USA Real Estate Bonds,” and (iv) “12% USA Real Estate Bonds” on a best efforts basis at a purchase price of $1,000 each with a minimum investment amount of $10,000.